Exhibit 10.8

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO ARCLIGHT CLEAN TRANSITION CORP.IF PUBLICLY DISCLOSED.

SUBJECT TO FED. R. EVID. 408

Amended And Restated Product Supply Agreement

Buyer and Seller (defined below) are parties to that certain Product Supply Agreement dated January 16, 2017, as amended by Addendum #l dated June 16, 2017 (together, the “Original Agreement”). The Parties wish to amend and restate the Original Agreement. Therefore, this Amended And Restated Product Supply Agreement (“Agreement”) is entered into as of Friday, November the 3rd, 2017 (“Effective Date”) by and between Proterra Inc, a U.S. corporation, incorporated under the laws of the State of Delaware, having a place of business at 1 Whitlee Court, Greenville, SC 29607 (“Buyer”) and the party identified below as Seller (“Seller”). Buyer and Seller shall hereinafter be individually referred to as a “Party” and collectively as the “Parties”. Any capitalized term used herein shall have the meaning given it in the attached Proterra Inc -Standard Terms and Conditions (“Standard Terms and Conditions”) which are incorporated herein by reference.

Name of Seller: TPI Inc.	Contact Name: Todd Altman
Address: [***]	Phone: [***]
Fax: [***]
State/Country of Corporate Formation: Delaware/USA	E-Mail: [***]

The terms and conditions of this Agreement will apply to Seller’s manufacture and supply of Products pursuant to any Purchase Order (“PO”) accepted and agreed to in writing by Seller or an affiliate of Seller and directly issued by Buyer and its Affiliates (provided Buyer remains primarily responsible and liable for all obligations in the PO and this Agreement, including the obligation to make payments for invoices not otherwise disputed in good faith pursuant to Section 7). Any different or additional terms in an acknowledgement, confirmation, invoice or similar form of Seller shall have no force or effect on this Agreement {including the Basic Terms and Standard Terms and Conditions) or its subject matter, and Seller’s pre-printed or standard terms of sale are specifically excluded. Whenever reference is made to this “Agreement”, such reference shall incorporate and include the Basic Terms and Standard Terms and Conditions attached hereto.

By signing below, the Parties agree to the terms and conditions of this Agreement, including without limitation, the Basic Terms and Standard Terms and Conditions attached hereto and fully incorporated herein. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. Copies of executed signature pages delivered by facsimile or e-mail shall, for all purposes, be deemed originals.

Accepted And Agreed To:

Seller:		Buyer:

Signed:	/s Steven C. Lockard	Signed:	/s Ryan Popple
Printed:	Steven C. Lockard	Printed:	Ryan Popple
Title:	President and CEO	Title:	President and CEO

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO ARCLIGHT CLEAN TRANSITION CORP.IF PUBLICLY DISCLOSED.

SUBJECT TO FED. R. EVID. 408

Basic Terms

The terms set forth below (the “Basic Terms”) represent the basic terms applicable to Seller’s manufacture and supply of Products under this Agreement. The Standard Terms and Conditions attached hereto explain and define the Basic Terms in more detail and are to be read in conjunction herewith. In the event of any conflict between the Basic Terms and the Standard Terms and Conditions, the Basic Terms shall control.

Term	Start date: January 16, 2017 End date: December 31, 2022; provided, the Agreement may be terminated as set forth in the Standard Terms and Conditions.
Products	The product(s) listed on Exhibit “A”, attached hereto and incorporated herein by reference and, the Specifications related thereto.
Manufacturing Facility	Seller’s manufacturing facility shall mean the applicable manufacturing facility located at [***] or the manufacturing facility in Newton, IA (the “Manufacturing Facility”).
Production Schedule	See Exhibit “B” with respect to the base production schedule.
Prices	See price list on Exhibit “B”, attached hereto and incorporated herein by reference.
Volume De-escalation or Rebate:	____ Yes. __X__ No
Annual Price Reduction:	____ Yes. __X__ No
Raw Material Index for Product Price adjustments	____ Yes. __X__ No
Payment Terms	For the first 18 months following the Effective Date, the payment terms shall be [***] days following the receipt by Buyer of an invoice issued by Seller after the acceptance of the Product. For all Product received starting with the 19th month following the Effective Date, the payment terms shall be [***] days following the receipt by Buyer of an invoice issued by Seller after the acceptance of the Product.
Delivery Terms	Title and risk of loss to the Products transfers from Seller to Buyer when Seller has loaded the Products onto Buyer’s carrier at the Manufacturing Facility.
Lead Time	As expressly set forth in this Agreement per the production schedule in Exhibit “B”.
Forecasts

____ No requirements

_X_ Yes. If yes:

-     Monthly

-     _6_ month rolling forecast. If the preceding blank is not filled in, a 3 month rolling forecast shall apply.

If neither “Yes” or ‘‘No” is checked, “No” shall apply.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO ARCLIGHT CLEAN TRANSITION CORP.IF PUBLICLY DISCLOSED.

SUBJECT TO FED. R. EVID. 408

PROTERRA INC -Standard Terms and Conditions

1. Scope.

Exclusivity. For the first 18 months following the Effective Date, subject to the terms and conditions of this Agreement: (a) Buyer shall purchase exclusively from Seller, and Seller shall manufacture and sell to Buyer, 100% of Buyer’s requirements of Products given the following conditions: (i) Seller has sufficient production capacity to ensure delivery of Products that conform with the design, technical and quality specifications set forth in the Specifications (defined below) and (ii) no local-content regulations preclude a supply from Seller and (b) Seller shall not manufacture 35’ or 40’ composites bus bodies for any other transit bus manufacturer who sells to United States transit agencies.

Seller agrees to manufacture and Buyer agrees to purchase the minimum number of Products set forth on Exhibit B at the applicable Manufacturing Facility based on and in conformance with the design, technical and quality specifications set forth in Exhibit ‘A” hereto (the “Specifications”) and in accordance with the production schedule set forth in Exhibit ‘B”. Unless otherwise agreed in writing by Buyer and Seller, Seller shall not be obligated to sell any Products in excess of the Products in the production schedule set forth on Exhibit “B”. The pricing for the Products is subject to change as set forth in herein. Seller is obligated to pre-notify Buyer ninety (90) days in advance to any price increases and Seller will obtain Buyer’s written acceptance prior to incurring the costs, and at no time is Buyer obligated to pay price increases that do not comply with this requirement; provided the foregoing notice provision shall not apply to change orders mutually executed by the Parties in accordance with Section 3 below. To the extent Buyer’s offer to purchase the Products or Services contained in a PO comply with the parameters set forth in this Agreement, Seller shall be bound by the PO when (a) Seller executes and returns an acknowledgment copy of a PO; (b) Seller commences work on such Products; or (c) Seller ships such Products that conform to the Specifications, whichever occurs first. Provided Buyer’s PO complies with the parameters set forth in this Section 1, if Seller fails to send an acknowledgement or confirmation of each PO within ten (10) business days following receipt of the PO, the PO shall be deemed accepted. The term “Products” refers to the subject of this Agreement and any PO issued in accordance with this Agreement, and may refer to goods, services, parts of Products, or any combination of them, each as may be more specifically set forth on Exhibit “A” attached hereto.

Any acceptance of a PO is limited to acceptance of the express terms of the offer contained in a PO. Any proposal for additional or different terms or any attempt by Seller to vary in any degree any of the terms of an offer in Seller’s acceptance shall be deemed material and is hereby objected to and rejected. If a PO shall be deemed an acceptance of a prior offer by Seller, such acceptance is limited to the express terms contained in the PO.

2. Complete Agreement and Order of Priority.

This Agreement and any PO entered into herewith (if any), together with all data, drawings and information submitted to Seller in connection with the Products, and any other documents expressly incorporated by mutual written agreement of the Parties, constitute the entire agreement between Buyer and Seller, and all prior negotiations, proposals, and writings pertaining to this Agreement, or the subject matter hereof, are superseded hereby. Any and all previous agreements, terms contained on a Seller quotation, acknowledgment, or invoice, or understandings that are inconsistent with any of the various terms and conditions set forth in this Agreement (including, for the avoidance of doubt, the Standard Terms and Conditions) and any PO are hereby canceled and rendered null and void to the extent of such conflict and/or inconsistency. No agreement or understanding to modify this Agreement (including, for the avoidance of doubt, the Standard Terms and Conditions) or any PO shall be binding upon either party unless agreed to in writing by both Parties. In the event of any inconsistency or conflict in the Basic Terms, the Standard Terms and Conditions and any PO, the Basic Terms shall govern, followed by the Standard Terms and Conditions unless the PO specifically indicates it supersedes the terms of the Agreement.

3. Changes.

Notwithstanding anything to the contrary contained herein, Buyer reserves the right at any time to request a proposed written change order or amendment to this Agreement (along with a corresponding increase or decrease in the total Purchase Price and an extension of the time for the performance of Seller’s obligations under this Agreement) concerning any of the following:

(a) changes to the quantity of Products ordered, subject to Buyer’s minimum purchase obligation set forth in Section 1 and Seller’s maximum production capacity set forth in Section 1, provided, that (i) Buyer gives at least 90 days’ notice of the quantity change, (ii) the volume change for such subsequent quarter shall be no greater than 25% and Buyer must remain at such revised quantity level for at least two calendar quarters beginning with the calendar quarter in which the volume change was implemented and (iii) if the requested change exceeds 25% then the Parties shall discuss how to equitably manage such quantity change but neither party shall unreasonably withhold the decision to proceed; and provided, further, that with respect to any such change to the quantity: (I) the minimum commitment and dedicated capacity shall always apply and (II) the applicable Manufacturing Facility will be reasonably level-loaded;

(b) changes to the Specifications,

(c) methods of shipment or packaging, and/or

(d) changes to the dates of Product completion.

Any modification requested by Buyer pursuant to this Section 3 must be agreed upon by Seller in writing and thereafter, may result in (i) an adjustment to the Purchase Price and (ii) an extension of the time for the performance of Seller’s obligations under this Agreement.

If Buyer’s failure to timely perform its material obligations under this Agreement adversely affects Seller’s performance of its obligations hereunder, Seller shall be entitled to a change order providing Seller with an (i) equitable extension of the time for the performance of its obligations under this Agreement, and (ii) an increase in the Purchase Price to reflect the actual and reasonably substantiated costs incurred by Seller, in each case, as a result of such delay by Buyer and as mutually agreed to by the Parties (it being understood the Parties will negotiate in good faith any disputes regarding the calculation of the amount of any increase in the Purchase Price). Notwithstanding the forgoing to the contrary, Buyer’s good faith dispute of an invoice shall not constitute a Buyer delay pursuant to this Section 3.

If any issuance of a new law, regulation or standard, or the alteration, modification, revocation or change in interpretation of an existing law after the execution date of this Agreement adversely impacts a Party’s performance of its obligations hereunder (“Change in Law”), the affected Party shall be entitled to a change order providing the affected Party with an (i) equitable extension of the time for the performance of its obligations under this Agreement, including, the case of Seller, the date for the completion of any Product and (ii) applicable adjustment in the Purchase Price by the actual and reasonably substantiated costs incurred by the affected Party in performing its obligations under this Agreement, in each case, as a result of such Change in Law.

4. Specifications, Inspections and Testing, and Risk of Loss.

All Products ordered by Buyer will comply with the Specifications. With respect to each Product, Seller shall perform the inspections and quality testing procedures set forth on Exhibit “A” at the Manufacturing Facility prior to notifying Buyer that a Product is available for inspection by Buyer. If any Products fail to meet such inspection or testing criteria, Seller shall remedy such Products until they pass such inspection and testing criteria. Seller will provide five (5) business days of advance notice of the estimated Product completion and inspection dates if Seller becomes awareness of any delays in the completion schedule of any of the Products. Seller shall share with Buyer all inspection and testing results with respect to the Products, including reports as to the dimension measurements of such Products. After a Product has passed such inspection and testing criteria, Buyer will have the right to inspect such Product at the applicable Manufacturing Facility, within four (4) business days. In the event that Buyer fails to inspect a Product within such four (4) business day period or fails to provide Seller with written notice of acceptance or rejection of such Product, the applicable Product will be deemed to be accepted. Except for the inspections and testing conducted by Seller as contemplated in this Section 4, costs and expenses of the Product inspections at the applicable Manufacturing Facility shall be borne solely and exclusively by Buyer. Seller shall reimburse Buyer for any out-of-pocket costs and expenses incurred by Buyer with respect to subsequent inspections of the Products due to any acts and omissions of Seller within thirty (30) days from the date of Buyer’s visit to the applicable Manufacturing Facility. Accepted Products shall be delivered by Seller to the designated storage area of the applicable Manufacturing Facility. Title and risk of loss to the Products transfers from Seller to Buyer when Seller has loaded the Products onto Buyer’s carrier at the applicable Manufacturing Facility and thereafter any claims by Buyer that the Products are defective or otherwise do not conform with the Specifications shall be treated as a warranty claim under Section 9.

5. Price and Minimum Purchase Requirement.

The pricing is as set forth on Exhibit ‘B’ hereto per the Specifications.

If the Buyer fails to satisfy its total annual minimum commitment (set forth in Exhibit B) in the annual PO, Buyer shall pay to the Seller a fee equal to the product of: (i)(A) the applicable annual minimum commitment number of Products less (B) the number of Products actually ordered by the Buyer for the applicable calendar year; and (ii) the price per Product at the minimum commitment price (of the 40’ Product) minus the BOM costs minus other direct costs that the Supplier may be able to avoid for the lost volume, provided, that, Supplier shall use good faith efforts to minimize such unavoidable costs, and provided, further, that the calculated amount in (ii) above shall not exceed [***]. Such fee will be payable in 4 installments on Jan 1st, April 1st, July 1st, October 1st of the applicable calendar year. At the end of each year, the Parties will true up any amounts previously paid under this Section during such year, to reflect the total volume purchased. If Buyer’s annual purchases exceed the applicable annual minimum commitment number, then solely for the purposes of calculating the fee (if any) set forth in this paragraph for the subsequent year, the number of Products in subsection (i)(A) above shall be reduced by the product of: (x) l0% and (y)(I) the number of Products purchased in the prior year less (II) the applicable minimum commitment number of Products of the prior year. If Buyer elects to purchase additional Products in excess of the production capacity set forth on Exhibit ‘B” and Seller desires to sell such additional Products to Buyer, then the Parties shall negotiate in a good faith an amendment to the production schedule set forth in Exhibit ‘B’ to reflect such increased production and execute such amendment prior to the commencement of manufacturing such additional Products.

Except for the adjustments set forth in Exhibit B, Buyer shall not be billed at a price higher than the price set forth in this Agreement unless Buyer authorizes a higher price in writing and signed by Buyer. Buyer shall have the right to audit and inspect, upon reasonable notice and during regular business hours, all pricing, contracts, purchase orders and payment schedules applicable to Seller’s performance of this Agreement. All pricing is inclusive of direct and indirect costs. Unless agreed to in writing by the Parties maintenance, repair and overhaul costs as well as other consumables costs shall be borne by Seller. Seller shall identify all components to the pricing and will provide Buyer on a quarterly basis with a costed bill of materials (“BOM”) with respect to the Products. The Seller shall provide the direct labor hours for production on a quarterly basis. Buyer reserves the right to audit quarterly submissions by Seller.

Seller shall be responsible for all taxes, packing costs, import and custom duties on raw materials, personnel fees and all other costs, fees, and expenses related to or incurred in connection with the manufacturing of the Products, including, but not limited to, any and all taxes on consumables and equipment rentals and sales and use taxes related to materials and equipment utilized in manufacturing of the Product.

6. Extra Charges.

No charges against Buyer will be allowed for taxes, import duties, unless otherwise stated in this Agreement or specifically pre- agreed to in writing and signed by Buyer in any PO. For clarity, all sales, use, excise, or similar taxes to be paid by Buyer must be itemized separately in a PO and on invoices. Seller shall provide pre-written requests for payment by Buyer of non-recurring expenses or other one-time expenses (‘‘NRE”) (that are not otherwise set forth on Exhibit “C” to this Agreement) to Buyer with reasonable advanced notice prior to Seller’s request date to allow time for Buyer’s review and consent. At no time will Buyer be liable for any NRE if not approved in writing by Buyer’s Supply Chain authorized representative prior to occurrence of the NRE or extra charges. If Seller did not receive Buyer’s Supply Chain authorized written approval prior to the occurrence of the NRE, then Seller is solely liable for those charges and expenses.

7. Payment Terms and Aftermarket Sale.

Unless otherwise specified in this Agreement, payment for Products shall be net [***] following the receipt by Buyer of a correct and valid invoice issued by Seller after acceptance of a Product pursuant to Section 4. Seller shall accept payment in United States dollars by Automated Clearinghouse (ACH) payment or as otherwise mutually agreed between the Parties. Invoices must be sent within sixty (60) days of shipment. Seller hereby agrees not to directly or indirectly sell, or allow or facilitate direct or indirect sales of any Products for use with Buyer’s products to any customer of Buyer without Buyer’s prior written consent to be granted or denied at Buyer’s sole discretion. Seller shall sell to Buyer aftermarket parts at mutually agreed upon prices for the Products that are in production at the applicable Manufacturing Facility. Seller shall provide Buyer with a written End of Life (“EOL”) pre-notice not less than one-hundred twenty (120) days prior to the discontinuance of Products. Any amount due to Seller that are not otherwise disputed in good faith by Buyer shall accrue interest from the date that it first became due and payable until the date that it is paid at a monthly rate of one percent (1.0%) per month.

8. Delivery.

Seller shall achieve completion of each Product in accordance with the mutually agreed upon schedule set forth in Exhibit ‘B’. If, by reason of a Force Majeure Event, Seller shall be delayed, wholly or in part, in meeting the date for the completion of any Product, Seller shall be entitled to a change order providing Seller with an (a) equitable extension of the time for the performance of its obligations under this Agreement, including an extended delivery date for the affected Product(s); provided that: (i) Seller provides Buyer written notice of (A) the occurrence of such Force Majeure Event as soon as reasonably practicable, and in any event within forty-eight (48) hours after Seller learns of such Force Majeure Event and (B) the particulars of such Force Majeure Event, including the impact thereof on Seller’s performance of its obligations under this Agreement, within five (5) Business Days after Seller learns of such Force Majeure Event; (ii) such extension will be of no greater duration than is justified by such Force Majeure Event; and (iii) Seller uses its commercially reasonable efforts to overcome such delay. For purposes of this Agreement, a “Force Majeure Event” shall mean any events or occurrences which are beyond the reasonable control of Seller and are not caused by the negligence, willful acts or omissions or lack of the exercise of reasonable diligence of Seller, including, without limitation, acts of God; acts of war or terrorism, civil disturbances, riots, insurrection or sabotage; fires or explosions; floods, earthquakes, tornadoes or other natural disasters; power outages; orders or injunctions issued by any governmental authority. If a Force Majeure Event extends over thirty (30) days and the Parties have not been able to agree in good faith upon a plan to mitigate the impact of a Force Majeure Event, either Party shall be entitled to terminate this Agreement by notifying the other Party at no charge to the other Party other than any amounts owed by one Party to the other Party that have accrued prior to the effective date of termination (and in the case of amounts owed by Buyer, such amounts have accrued with respect to only Products that have been delivered to and accepted by Buyer).

Unless otherwise provided in this Agreement or any PO, no delivery required hereunder shall be made more than seven (7) days prior to the applicable delivery date. The Parties acknowledge and agree that it would be extremely difficult and impracticable under the presently known and anticipated facts and circumstances to ascertain and fix with precision the actual damages Buyer would incur should Seller fail to complete any Product within twenty (20) days from the committed delivery date, and accordingly the Parties hereby agree that in such event, Buyer shall be entitled to recover from Seller as liquidated damages for such delay, and not as a penalty, [***] of the Purchase Price for each Product for each complete week (after the 20 day period following the specified date) that such Product has not been completed after the corresponding date (the “Delay Liquidated Damages”), subject to a maximum amount of Delay Liquidated Damages equal to [***] of the applicable Purchase Price. The Delay Liquidated Damages shall be due and payable by Seller to Buyer within thirty (30) days after Seller’s receipt of an invoice therefor from Buyer. If multiple Products are delayed, the first Product that is thereafter completed will correspond to the earliest scheduled completion date that has been missed. Notwithstanding anything herein to the contrary, Delay Liquidated Damages shall not apply to delays caused by actions or inactions of Buyer or delays that are otherwise excused by the terms of this Agreement. Should Seller be liable for Delay Liquidated Damages, payment of the Delay Liquidated Damages shall be Buyer’s sole and exclusive remedy for Seller’s failure to deliver the Products by the applicable delivery date. No provision of this Agreement or any PO for the delivery of Products in installments shall be construed as making Seller’s obligation severable.

If Buyer is entitled to claim Delayed Liquidated Damages on [***] or more of the Products supplied by Seller to Buyer in any rolling 12 month period, then Buyer may terminate this Agreement upon 30 days’ prior written notice to Seller of its intent to terminate; provided that Buyer must exercise such termination right within 45 days of the date upon which Buyer first becomes entitled to terminate this Agreement pursuant to this paragraph and such termination right shall be in lieu of any termination right under Section 19.l(a) hereof.

If Seller is late to Buyer’s Purchase Order delivery date for more than one (1) week, Seller agrees to use commercially reasonable efforts at Seller’s cost to improve the delivery, which may include but is not limited to, adding labor, paying overtime, pay premium freight costs from Seller’s suppliers, and/or premium freight for delivering the Product to Buyer.

No Party shall export or re-export, directly or indirectly, any technical information disclosed hereunder or direct product thereof to any destination prohibited or restricted by the applicable export control regulations, including but not limited to the U.S. Export Administration, without the prior authorization from the appropriate governmental authorities.

9. Warranty.

Seller warrants that the Products shall be of good and workmanlike quality and new, and shall be in full conformity with the Buyer’s Specifications and free from defects and deficiencies in materials and workmanship.

The foregoing warranties shall survive the termination or expiration of this Agreement, except as provided below, and shall remain in full force and effect for a period of twenty-four (24) months after the applicable Product has been accepted (or deemed accepted) by Buyer (the “Warranty Period”); provided, however, that (i) upon a termination of this Agreement pursuant to Section 19.5(a) Seller’s warranty obligations shall not survive such termination of this Agreement, and (ii) upon a termination of this Agreement pursuant to Section 19.5(b), Seller’s warranty obligations with respect to any Products for which Seller has not received payment from Buyer prior to such termination or expiration shall not survive such termination of this Agreement; provided, further, with respect to any Product which has been repaired, replaced, or otherwise corrected during the preceding period, such repaired part of the Product shall be automatically re-warranted by Seller for the balance of the Warranty Period; provided, that, in no case shall the warranty for such repaired portion of the Product be less than 12 months. Seller will offer Buyer an optional extended warranty to a total of thirty-six (36) months and this cost will be as quoted by Seller.

Seller will have a reasonable opportunity to inspect any Product not meeting the foregoing warranties claimed by Buyer, and such defective Product shall (i) if Seller determines that such defective Product can be repaired at the site where the Product is parked or stored when not in service (the “Bus Lot”), be repaired at the Bus Lot, (ii) if Seller determines that such defective Product cannot be repaired at the Bus Lot, be removed from the Bus Lot and repaired at a location determined by Seller at Seller’s cost or (iii) if Seller determines that such defective Product cannot be repaired at the Bus Lot, be replaced, in each case, by Seller at its sole cost and expense, including any shipping costs and expenses associated with shipping the defective Product from the Bus Lot and returning it back to the Bus Lot. Upon Seller’s receipt of a notice of a defective Product from Buyer, Seller shall acknowledge receipt of such notice within three (3) business days of its receipt thereof, provide an investigation and mobilization plan within five (5) business days of its receipt thereof and mobilize its personnel to the applicable Bus Lot to perform its obligations under this Section 9 as soon as reasonably practicable thereafter. For the avoidance of doubt, Seller shall be responsible for all costs associated with any such repair or replacement, including, but not limited to, transportation and access to the defective Product; provided that the Parties will use commercially reasonable efforts to mitigate the costs of disassembly, reassembly, transport, crane hire, and other activities required in connection with repairing and replacing defective Product and to avoid such costs, if possible.

Seller’s obligations under this Section 9 do not apply to a defect to the extent proven to be primarily caused by (i) normal and ordinary wear and tear and/or erosion or corrosion in a Product (not caused by Seller’s manufacture of the Product); (ii) a Force Majeure Event; or (iii) any negligence, accident, or abuse of a Product not attributable to Seller or (iv) the improper storage, installation, use, operation, or maintenance of a Product. EXCEPT FOR THE EXPRESS WARRANTIBS AND REPRESENTATIONS SET FORTH IN THIS SECTION 9 OR ELSEWHERE AGREED TO AND SIGNED IN WRITING BY SELLER, SELLER DOES NOT MAKE ANY OTHER EXPRESS WARRANTIES, OR ANY IMPLIED WARRANTIES OR REPRESENTATIONS, OF ANY KIND IN RESPECT OF A PRODUCT OR ANY WORK PERFORMED BY SELLER HEREUNDER, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR PURPOSE. THE REMEDIES PROVIDED FOR IN THIS IN THIS AGREEMENT WITH RESPECT TO A PRODUCT OR ANY WORK WHICH FAILS TO SATISFY SELLER’S WARRANTIES DURING THE WARRANTY PERIOD SHALL BB THE SOLE AND EXCLUSIVE REMEDIES FOR BUYER AS A RESULT OF SUCH FAILURE.

10. Confidentiality.

Unless otherwise agreed by a Party (the “Disclosing Party”) in writing, the other Party (the “Receiving Party”)shall keep confidential and not disclose to any third party, any confidential and/or proprietary materials provided by the Disclosing Party to the Receiving Party in connection with the Receiving Party’s performance of this Agreement or prepared by the Receiving Party specifically for the Disclosing Party pursuant to this Agreement, including but not limited to any drawings, masters, software, specifications, raw materials, components, data, business and financial information or plans, customer lists or other customer information (“Confidential Information”); provided, however, that Confidential Information shall not include information (i) which at the time of disclosure is in the public domain; (ii) which after disclosure becomes a part of the public domain without any breach by the Receiving Party or an affiliate and/or their respective personnel of the terms of this Section 10; (iii) which can be established was already in the Receiving Party’s possession at the time of disclosure and was not acquired directly or indirectly from the Disclosing Party under a then existing obligation of confidentiality to the Disclosing Party; (iv) which can be established was received by the Receiving Party from a third party, after the time of disclosure by the Disclosing Party, which third party did not acquire it directly or indirectly from the Disclosing Party under an obligation of confidentiality; or (v) which is developed independently by the Receiving Party without having reviewed, used or made reference to relevant parts of the Confidential Information of the Disclosing Party as disclosed by the Disclosing Party or use of or reference to the Confidential Information of the Disclosing Party or without breach of any of the provisions of this Agreement. Seller may provide the Buyer’s Confidential Information to subcontractors who have a need to know such information for the performance of any work hereunder and who are advised of the confidential nature of such Confidential Information and Seller shall remain responsible for the breach of this Agreement by any subcontractor. The Receiving Party may disclose Confidential Information in the event, but only to the extent, that, based upon advice of counsel, the Receiving Party is required to do so by the disclosure requirements of any Applicable Law. Prior to making or permitting any such disclosure (except in the case of any disclosure to the United States Securities and Exchange Commission), the Receiving Party shall provide the Disclosing Party with prompt written notice of any such requirement so that the Disclosing Party (with the Receiving Party’s assistance if requested) may seek a protective order or other appropriate remedy. The Receiving Party shall not make any copies of Confidential Information except as specifically authorized by the Disclosing Party in writing or as necessary for the Receiving Party to perform its obligations under this Agreement. At the completion of this Agreement, or upon the Disclosing Party’s request, the Receiving Party shall promptly return to the Disclosing Party all Confidential Information not consumed in the performance of this Agreement, together with any copies in the Receiving Party’s possession. The Receiving Party shall use Confidential Information solely for the Receiving Party’s performance of its obligations under this Agreement, and Seller shall not, without Buyer’s prior written consent, directly or indirectly use Confidential Information or information derived therefrom in performing services or providing Buses for any other customer of Seller, or any other person or entity. It is understood and agreed that money damages would not be a sufficient remedy for any breach of this Section 10 and that the Disclosing Party shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Section but shall be in addition to all other remedies available at law or equity. Notwithstanding anything to the contrary herein, Buyer acknowledges that Seller may be required to provide access to Its facilities to Seller’s other customers, and the provision of such access shall not, by itself, be deemed a violation of Seller’s confidentiality obligations set forth in this Section 10.

11. Intellectual Property and Development.

Each Party acknowledges and consents that the other Party, its affiliates and/or its technology providers are the sole owners of any intellectual or industrial property rights over any and all the designs, drawings, plans and Specifications in relation to the Products or Tooling, and, in general, any element of the Products, including the specifics of the Products production process and the parameters of manufacture and materials, which in each case have been solely developed by such other Party, its affiliates and/or its technology providers; provided, however, any intellectual or industrial property rights, including any improvements thereto, developed jointly by the Parties, shall be jointly owned by the Parties, with the exception that any IP developed jointly by the Parties but paid for by Buyer shall be owned by Buyer. In connection with such jointly owned intellectual property rights, each Party hereby grants to the other Party a perpetual, royalty-free, paid-up license to make, use, and sell products and processes that utilize such jointly developed intellectual property rights, to the extent that they can be utilized without infringing on any intellectual property rights owned solely by the other Party.

All conceptions, ideas, innovations, discoveries, inventions, compositions, material and methods, whether or not patentable or susceptible to any other form of legal protection, made or derived specifically for the Products during performance under the Agreement (“Bus Resultant Technology”) solely by a Party or its Affiliates without use of or reliance upon the other Party’s intellectual property or confidential information and all rights therein shall be owned solely by such Party (or its affiliate); provided, however, any Bus Resultant Technology developed jointly by the Parties shall be jointly owned by the Parties. In connection with such jointly owned Bus Resultant Technology, each Party hereby grants to the other Party a perpetual, royalty-free, paid-up license to make, use, and sell products and processes that utilize such jointly developed Bus Resultant Technology, to the extent that they can be utilized without infringing on any Bus Resultant Technology owned solely by the other Party.

All conceptions, ideas, innovations, discoveries, inventions, compositions, material and methods, whether or not patentable or susceptible to any other form of legal protection, made or derived specifically for the Product manufacturing process during performance under the Agreement (“Bus Manufacturing Resultant Technology”) solely by a Party or its affiliates without use of or reliance upon the other Party’s intellectual property or confidential information and all rights therein shall be owned solely by such Party (or its Affiliate); provided, however, any Bus Manufacturing Resultant Technology, developed jointly by the Parties shall be jointly owned by the Parties. Each Party and any of its Affiliates shall be entitled to the use of such jointly owned Bus Manufacturing Resultant Technology without the consent of the other Party, by means of a free, worldwide, non-exclusive and non-transferable license.

12. Tooling.

Seller has developed certain molds and plugs, as set forth in Exhibit C, on behalf of Buyer that will be used to manufacture the Products (the “Tooling”) pursuant to one or more stand-alone POs. Should additional tooling be required to meet the volume requirements set forth in this Agreement, Buyer shall purchase the additional tooling pursuant to a stand-alone PO. Any contractual warranties or other contractual obligations of Seller with respect to the Tooling are solely intended for Buyer’s benefit and no benefits, rights, duties or obligations are intended as to any third parties other than Buyer. Except as expressly set forth in a PO, in Exhibit C, or other mutually agreed upon writing by Buyer and Seller, Seller disclaims all other express and Implied warranties with respect to the Tooling. Seller agrees that, unless otherwise agreed to by the Parties, all fixtures and all Tooling developed on behalf of Buyer to be used to manufacture the Products, whether purchased directly or purchased separately as part of the purchase price of the Product, shall be and remain the sole and exclusive property of Buyer (collectively, “Buyer’s Property”). Seller shall assume all risk of death or injury to person or damage to property arising from or related to Buyer’s Property and the use of Buyer’s Property except as the result of the Buyer’s negligent acts or omissions. Seller shall treat all Buyer’s Property with due care and diligence, constantly keeping it ready for operation. Seller bears the risk of loss of and damage to Buyer’s Property while under Seller’s direct or indirect care, custody or control. Unless otherwise agreed to in writing between the Parties, Seller is solely responsible for inspecting, testing and approving all Buyer’s Property prior to any use. Buyer’s Property will be housed, maintained, repaired and replaced by Seller at Seller’s expense in good working condition capable of producing Products meeting all applicable specifications; provided that Buyer shall be responsible for repairing and replacing any Buyer’s Property that was not provided by or manufactured by Seller. Buyer’s molds being utilized for manufacturing the Products will be housed at Seller’s expense during the term of this Agreement, will not be used by Seller for any purpose other than the performance of this Agreement or a PO issued hereunder, will be clearly and conspicuously marked and labeled by Seller as the property of Buyer, and will not be moved from Seller’s premises without Buyer’s prior approval. Storage of Buyer’s plugs, and molds not being utilized for manufacturing the Products will be charged to Buyer at the rates set forth on Exhibit “C”. Seller will, at its own expense, insure Buyer’s Property with full fire and extended coverage insurance for its replacement value, and Seller, at Buyer’s request, shall deliver certificates evidencing such insurance upon request from Buyer. Any replacement of Buyer’s Property will become Buyer’s property (and thereafter will constitute “Buyer’s Property” hereunder). Seller may not release or dispose Buyer’s Property to any third party without the express, prior written permission of Buyer. Buyer will have the right to enter Seller’s premises to inspect Buyer’s Property and Seller’s records regarding Buyer’s Property with reasonable prior notice to Seller. Only Buyer (or Buyer’s affiliates) has any right, title or interest in Buyer’s Property, except for Seller’s limited right, subject to Buyer’s sole discretion, to use Buyer’s Property in the manufacture of Products in accordance with the terms of this Agreement. Seller shall not grant or allow any security interest, mortgage, charge, lien or any other encumbrance, claim or right on any of Buyer’s Property. Buyer and its affiliates have the right to take immediate possession of Buyer’s Property upon termination of this Agreement and provided Buyer is not in breach of this Agreement (including its payment obligations for undisputed invoices) at any time without payment of any kind. Seller, its affiliates and their employees agree to cooperate with Buyer if Buyer elects to take possession of Buyer’s Property and shall return Buyer’s Property to Buyer as provided herein, to a destination specified by Buyer, in good condition, except for normal wear and tear. Seller acknowledges that Buyer’s Property shall constitute “Confidential Information” hereunder and includes proprietary and confidential information, regardless of whether such information is marked or identified as confidential, and is delivered to Seller on a confidential and nonpublic basis for the purpose of performing this Agreement 01· a PO issued hereunder only. If Buyer has agreed to reimburse Seller for Buyer’s Property, invoices for such Buyer’s Property will be issued by Seller, and Buyer shall pay such invoices within sixty (60) days of receipt.

Risk Mitigation. During the Term, Seller commits to maintain an additional set of tooling, at Sellers expense, at a second facility or alternate location in the event the primary facility is unable to produce Products.

13. Indemnification; Limitation of Liability.

Each Party (the “Indemnifying Party”) agrees to indemnify, defend, and hold the Indemnified Parties harmless upon an Indemnified Party’s demand from and against all losses, damages, liability, actions, judgments, costs, and expenses (including, but not limited to, reasonable attorneys’ fees and other expenses of litigation), suffered, incurred, or asserted by a third party against any Indemnified Party for personal injury or property damage that arises from or out of a breach of this Agreement, or the negligent acts or omissions or willful misconduct of the Indemnifying Party in its performance of its obligations under this Agreement.

Buyer will defend, indemnify, and hold harmless Seller and Seller’s owners, officers, directors, and employees (individually and collectively, a “Seller Indemnified Party”), at Buyer’s expense, from any third party claim, action, suit, or proceeding against a Seller Indemnified Party (a “Seller Infringement Claim”) to the extent that such Seller Infringement Claim based upon an allegation that Products (and the design and Specifications of the Products of Buyer) infringe any Intellectual Property Right of any third party. Buyer will indemnify a Seller Indemnified Party for any judgments, settlements, reasonable costs, and reasonable attorneys’ fees resulting from a Seller Infringement Claim. Buyer’s obligations under this Section are conditioned upon the following: (i) upon becoming aware of a Seller Infringement Claim, a Seller Indemnified Party providing to Buyer prompt written notice of the Seller Infringement Claim; (ii) a Seller Indemnified Party gives to Buyer sole authority and control of the defense and/or settlement of the Seller Infringement Claim; provided, however, that Buyer shall not enter into any settlement agreement that binds Seller in any way without the consent of Seller, which consent shall not be unreasonably withheld, delayed, or conditioned; and (iii) a Seller Indemnified Party provides all reasonable information and assistance requested by Buyer, at Buyer’s expense, to handle the defense and/or settlement of the Seller Infringement Claim. A Seller Indemnified Party, at its expense, may hire legal counsel of its choice to participate in an advisory capacity in discussions, negotiations, or proceedings of the Seller Infringement Claim.

Seller will defend, indemnify, and hold harmless Buyer and Buyer’s owners, officers, directors, and employees (individually and collectively, a “Buyer Indemnified Party”), at Seller’s expense, from any third party claim, action, suit, or proceeding against a Buyer Indemnified Party arising out of or related to a claim (a ‘‘Buyer Infringement Claim”) to the extent that such Buyer Infringement Claim is based upon an allegation that Seller’s intellectual property in the Products infringe any Intellectual Property Right of any third party, Seller will indemnify a Buyer’s Indemnified Party for any judgments, settlements, reasonable costs, and reasonable attorneys’ fees resulting from a Buyer’s Infringement Claim. Seller’s obligations under this Section related to any Buyer Infringement Claim are conditioned upon the following: (i) upon becoming aware of an Buyer Infringement Claim, a Buyer Indemnified Party providing to Seller prompt written notice of the Buyer Infringement Claim; (ii) a Buyer Indemnified Party gives to Seller sole authority and control of the defense and/or settlement of the Buyer Infringement Claim; provided, however, that Seller shall not enter into any settlement agreement that binds Buyer in any way without the consent of Buyer, which consent shall not be unreasonably withheld, delayed, or conditioned; and (iii) a Buyer Indemnified Party provides all reasonable information and assistance requested by Seller, at Seller’s expense, to handle the defense and/or settlement of the Buyer Infringement Claim. A Buyer Indemnified Party, at its expense, may hire legal counsel of its choice to participate in an advisory capacity in discussions, negotiations, or proceedings of the Buyer Infringement Claim.

In no event will either party (and such Party’s parent company, affiliates, trustees, representatives, contractors, consultants and agents) be liable to the other party for any indirect, incidental, consequential, special or punitive damages, or for loss of profits or revenue, whether in an action in contract, tort, contribution, strict liability, or otherwise. Each Party acknowledges and agrees that the following are not, and shall not be interpreted or construed as, consequential damages for the purposes of this Agreement:  (i) the Delay Liquidated Damages; (ii) damages for which a Party is liable to the other Party (and other Indemnified Parties) pursuant to the indemnification obligations set forth in Section 13 of this Agreement; (iii) damages incurred by a Party (and its parent company, affiliates, trustees, representatives, contractors, consultants and agents) by reason of any fraudulent or willful misconduct of the other Party or its contractors or agents; and (iv) damages incurred by a Party as a result of a breach by the other Party of its obligations under Section 10. Except for claims referenced in subsection (iv) of the preceding sentence, Buyer’s cumulative liability under the Agreement and all PO’s will not exceed [***], even if a term of this Agreement or any PO fails of its essential purpose. Notwithstanding anything to the contrary contained in this Agreement, the total aggregate annual liability of Seller on any claims of any kind, whether in contract, or otherwise, arising out of or related to this Agreement shall be limited to [***] of the aggregate amount set forth in the previous calendar year’s invoices issued to Buyer by Seller under this Agreement; provided however, in no event shall the limitation in the preceding sentence be less than [***], excluding any insurance recoveries by Seller under the insurance required by this Agreement or recoveries by Seller from third parties. The limitation set forth in this Section 13 shall not apply to claims arising from the fraud or willful misconduct of Seller.

14. POs.

Within 14 days of the Effective Date, Buyer will issue one or more POs for Products for the period from January 1, 2018 through December 31, 2018. For subsequent years, Buyer will issue on or more POs for the annual volume by October 15th of the preceding year. The Parties will use commercially reasonable efforts to structure the completion schedule under each Purchase Order such that Seller will supply to Buyer the Products in a relatively equalized manner throughout the applicable period. Seller agrees that it must acknowledge the Buyer’s Purchase Order within ten (10) days from the Buyer’s notification. If Seller fails to send an acknowledgment within ten (10) days, Seller will be deemed to have accepted the change to any Purchase Order. If such Purchase Order complies with the requirements of this Agreement, Seller shall review and accept such Purchase Order as set forth in Section l; provided, however, Seller shall not be obligated to accept any Purchase Orders that do not comply with the requirements of this Agreement, including those which exceed the number of Products set forth in the production schedule in Exhibit ‘B’.

15. Insurance.

During the term of this Agreement and for a period of one (1) year thereafter, Seller shall, at its own expense, maintain and carry insurance (in forms and amounts reasonably prudent for Seller’s business and Seller’s performance of this Agreement) in full force and effect which includes, but is not limited to, commercial general liability (including products/completed operations and contractual liability coverage) in a sum no less than $5,000,000; provided that Seller may satisfy this coverage requirement through a combination of one or more base policies together with an excess coverage insurance policy. Upon Buyer’s request, Seller will furnish certificates of insurance and any renewals, evidencing that satisfactory policies are in full force and effect.

16. Assignment and Subcontracting.

Except as otherwise set forth in this Section 16, neither Party may assign, convey or transfer this Agreement, or any portion thereof, or otherwise delegate its responsibilities hereunder, without the prior written consent of the other party. Seller shall not enter into a subcontract with any other party (other than workers that are independent contractors of Seller that are co-located in the applicable Manufacturing Facility) for the furnishing of any completed or substantially completed Products described in this Agreement or any PO without, in each case, Buyer’s prior written consent. Either Party may assign this Agreement without the consent of the other Party to an affiliated entity or to a successor-in-interest in the event of a merger, reorganization or sale of all or substantially all of the stock, assets or business; provided in this case of such an assignment by Seller, the assignee must have the capability to perform the obligations of Seller under this Agreement and not be a direct competitor of Buyer. In no event shall the sale of stock of Buyer to any third party be considered an assignment of this Agreement. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. Any assignment or transfer of this Agreement in violation of this Section shall be null and void.

17. Compliance with Laws.

Each Party shall at all times comply with all applicable laws, regulations, rules, and orders in connection with the performance of such Party’s obligations under this Agreement. Seller shall provide all product information related to the handling of the Products purchased under this Agreement as may be required by law. Upon request, Parties agrees to provide the other Party with information and certifications required to demonstrate compliance with applicable laws and regulations for Products supplied under this Agreement.

Each Party warrants and represents that prior to the execution of this Agreement it has not taken any action, which act or failure to act would have violated this Section 17.

Notwithstanding anything to the contrary herein, in the event of a breach by a Party of its representations, warranties, and covenants in this Section 17 that could reasonably be expected to materially and adversely affect such Party’s ability to carry out its obligations under this Agreement, the other Party may, by written notice to such breaching Party, terminate this Agreement with immediate effect and this Agreement shall thereupon terminate with no further obligation of any Party to the other Party, other than those that arose prior to the date of termination under this Section 17, or that otherwise survive the terminate of this Agreement.

Seller represents and warrants that Seller’s products satisfy the Buy America requirements of 49 CFR 661 and Seller shall provide certification of compliance with Buy America with each Product shipment in a form reasonably acceptable to Buyer.

18. Waiver; Amendment.

A waiver of a breach of any term of this Agreement or any PO hereunder will not be construed as a waiver of any succeeding breach of that term or as a waiver of the term itself. A party’s performance after the other’s breach shall not be construed as a waiver of that breach. No failure or delay by either party to enforce or take advantage of any provision or right under this Agreement or any PO hereunder shall constitute a subsequent waiver of that provision or right, nor shall it be a waiver of any of the other terms and conditions of this Agreement or any PO hereunder. Neither this Agreement nor any provision herein shall be amended or modified orally or by course of conduct, but only by a written agreement signed by the Parties.

19. Termination.

19.1 No later than 12 months prior to the expiration of the term, the Parties shall decide whether (i) this Agreement shall automatically expire or (ii) the term shall be extended by mutual agreement, including agreement on any amendments to the terms and conditions of this Agreement that may be necessary or appropriate. If no agreement to extend the term is made prior to the expiration of the term, this Agreement shall expire without any further notice or obligations by either Party that are not explicitly mentioned in this Agreement at the end of the term.

19.2 Buyer may elect to terminate this Agreement effective December 31, 2020 or effective December 31, 2021: provided, that, (a) Buyer must provide Seller with at least 12 months’ notice of its intent to terminate under this Section 19.2 and (b) Buyer shall pay Seller an early termination fee of:  [***] if Buyer cancels effective December 31, 2020; or [***] if Buyer cancels effective December 31, 2021. These costs shall be reduced to the extent that Seller, using best efforts, is able to sub-lease the facility and/or sell/re-use equipment. At Buyer’s option, if Seller is unable to sell/re-use equipment, then Seller shall assign title to this equipment to Buyer with the payment of the early termination fee. Additionally, Parties agree to review market conditions and anticipated future volumes prior to incremental investments to allow for extra opportunity to defer/reduce any applicable early termination fees.

19.3 The occurrence of any one or more of the following matters, and, with respect to Section 19.3(a) only, Seller’s failure to (i) cure such matter within fifteen (15) business days or (ii) if during such matter reasonably requires more than fifteen (l 5) business days, to commence such cure within such fifteen (15) business day period and diligently prosecute such cure thereafter, in each case, of Seller’s receipt of written notice thereof from Buyer, shall constitute a default under this Agreement giving Buyer the right to terminate this Agreement and any PO’s hereunder: (a) failure by Seller to observe and perform any material covenant, condition or agreement on its part to be performed hereunder (for the avoidance of doubt, ongoing non-compliance with the Specifications (other than immaterial or cosmetic defects that do not impair the performance of the Products) shall be a failure by Seller to perform a material covenant, condition or agreement); or (b) the insolvency, dissolution or liquidation of Seller, or the filing of a petition in bankruptcy by or against Seller, or the adjudication of Seller as bankrupt, or any general assignment by Seller for the benefit of its creditors, or the application for, or consent to, the appointment of any receiver, trustee, custodian or similar officer by Seller; it being understood that the occurrence of any of the insolvency events set forth in Section 19.3(b) hereof shall constitute an immediate default hereunder. Except as otherwise expressly provided herein, the rights and remedies of each party as set forth in this Agreement shall be the exclusive rights and remedies of the Parties.

19.4 In the event of termination of this Agreement pursuant to Section 19.2 or 19.3, Seller shall, at Buyer’s request and to the extent payment therefor has been received by Seller, transfer title to, and deliver to Buyer: (i) any completed Products; (ii) any partially completed Products and (iii) all materials and unique tooling including, without limitation, molds. Purchase prices for partially completed Products and materials and unique tooling accepted shall be negotiated; provided, however, (x) in no event shall such prices exceed the corresponding portion of the Purchase Price for such Products, materials, and tooling and (y) Buyer shall be entitled, at no further cost, to all such Products, materials, and Buyer’s Products, for which it has paid.

19.5 The occurrence of any one or more of the following matters, and, with respect to Section 19.5(a) only, Buyer’s failure to (i) cure such matter within fifteen (15) business days or (ii) if curing such matter reasonably requires more than fifteen (15) business days, to commence such cure within such fifteen (15) business day period and diligently prosecute such cure thereafter, in each case, after Buyer’s receipt of written notice thereof from Seller shall constitute a default under this Agreement giving Seller the right to terminate this Agreement and any PO’s hereunder: (a) failure by Buyer to observe and perform any material covenant, condition or agreement on its part to be performed hereunder, including a failure by Buyer to make payment for undisputed invoices when due hereunder; (b) a failure by Buyer to perform any provision of this Agreement providing for the payment of money for undisputed invoices to Seller and such failure continues for fifteen (15) business days or (c) the insolvency, dissolution or liquidation of Buyer, or the filing of a petition in bankruptcy by or against Buyer, or the adjudication of Buyer as bankrupt, or any general assignment by Buyer for the benefit of its creditors, or the application for, or consent to, the appointment of any receiver, trustee, custodian or similar officer by Buyer; it being understood that the occurrence of any of the insolvency events set forth Section 19.5(d) hereof shall constitute an immediate default hereunder. Upon default by Buyer, Seller may thereafter avail itself of any and all rights or remedies to which it is entitled at law and/or in equity (which shall include, without limitation, the right to terminate this Agreement in whole or in part upon written notice to Buyer). Upon termination of this Agreement by Seller, Buyer shall pay to Seller its reasonable and documented costs associated with (A) all Products completed as of the date of any such termination provided these do not exceed the Buyer’s Purchase Order, (B) payments made by Seller to its subsuppliers (only for up to 156 Products and no more) in connection with the termination of any subcontract, including cancellation charges; provided that Seller use commercially reasonable efforts to reduce and mitigate any such cancellation charges and other costs incurred by it in connection with such termination.

Termination of this Agreement, for any reason, shall not affect in any way the survival of any rights, duties or obligations of either Party which are expressly stated elsewhere in this Agreement to survive termination.

20. Governing Law.

The Agreement and any PO issued hereunder have been made and delivered in the United States, and Delaware law (excluding any choice of law rules) will govern their interpretation and enforcement and the relationship between Seller and Buyer. Each party agrees to subject itself to the jurisdiction and process of the courts of the State of Delaware or federal courts located in Delaware as to all matters and disputes arising or to arise under this Agreement or any PO hereunder and the performance thereof.

21. Marketing.

In addition to the other confidentiality obligations under this Agreement, unless prior written consent is obtained from the other party, a party shall not make any announcement or release any information concerning this Agreement or any part thereof or with respect to its business relationship with the other party to any public market or any third party except as required for performance hereunder or by applicable law, rule, injunction or administrative order. In addition, in no event shall any identification of Seller or its brand be affixed in any manner to the exterior of any Product without the prior written consent of Buyer. Neither party shall, without first obtaining the other party’s prior written consent, advertise or otherwise disclose the fact that a party has furnished or purchased Products to or from the other party under this Agreement or any other arrangement between Buyer and Seller.

22. Right to Offset.

Buyer, without waiver or limitation of any rights or remedies of Buyer, shall be entitled from time to time to deduct from any amounts due or owing by Buyer to Seller under any PO, any and all amounts owed by Seller to Buyer, including, but not limited to, any amounts due for Products returned under warranty. Prior to exercising such offset right, Buyer must provide Seller with written notice of its intent to offset, the proposed amount of such offset and the basis for such offset. If Seller does not respond and object within 10 days of receipt of such notice, Seller may exercise such notice. If Seller has a good faith basis for challenging such proposed offset, it shall promptly notify Buyer of its objection and Buyer may not exercise its right of offset until a resolution is reached, and the Parties will use commercially reasonably efforts to resolve such dispute/objection.

23. Representations.

(a) Seller warrants that title to all Products delivered under this Agreement shall be free and clear of all liens, mortgages, encumbrances, security interests or other claims or rights, and Buyer and its customers shall have quiet enjoyment of such Products.

(b) Seller warrants that, at the time of delivery of Products, it is the owner of each part incorporated therein or used therewith.

(c) Each Party warrants that it is validly existing and in good standing under the laws of the state/country in which it was organized.

(d) Seller warrants that its facilities hold all necessary licenses and permits from local, state, Federal, and other governmental authorities required for the manufacture, testing and supply of the Products and all such licenses and permits are in full force and effect.

(e) Each Party warrants that there are no lawsuits, claims, suits, proceedings or investigations pending or, to such Party’s actual and reasonable knowledge, threatened against or affecting such Party’s ability to carry out its obligations under this Agreement.

24. Survival.

Upon termination of this Agreement for any reason, all warranty, infringement, indemnification, confidentiality, and liability obligations and limitations contained herein, and those terms that by their nature are intended to survive, will survive such termination.

25. Relationship.

Buyer and Seller are contractors independent of one another. Nothing in this Agreement or any PO hereunder is intended to or will constitute either party as an agent, legal representative, or partner of the other for any purpose.

26. Severability.

The invalidity in whole or in part of any provision hereof shall not affect the validity of any other provision.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO ARCLIGHT CLEAN TRANSITION CORP.IF PUBLICLY DISCLOSED.

SUBJECT TO FED. R. EVID. 408

EXHIBIT A
Products and Specifications

I.	40’ Bus Body Engineering Specifications criteria per Part Number [***]. This specification hereto is incorporated herein to this Agreement exhibit.

II.	35’ Bus Body Engineering Specifications criteria per Part Number [***]. This specification hereto is incorporated herein to this Agreement exhibit.

III.	Quality Requirements:

a.	Proterra Bus Body Visual Inspection Criteria is per Proterra Specification [***]. This standard hereto is incorporated herein to this Agreement exhibit.

b.	Items to be provided for each body: [***]

c.	Additional requirements -TPI shall not make changes to the Specifications without obtaining Proterra’s prior written approval. TPI may select the specific brand, type and vendor of raw materials, components and formulations so long as such changes remain within the Specifications and has obtained Buyer’s written pre-approval:

i.	Raw Material changes
ii.	Component Suppliers changes
iii.	Formulation changes
iv.	Non-routine manufacturing process changes

(d) TPI will need to have a process in place to monitor sub supplier quality. This can be accomplished by monitoring raw material certifications from suppliers, dimensional data reports from supplier or by checking sub supplier components in house.

(e) TPI will provide a documented PPAP package to Proterra with each first Product at no charge to Buyer. All tooling paid for by Proterra, will be labeled with Proterra’s financial asset tags and “photographed”, and TPI will provide a signed affidavit of transfer of tooling to Proterra with the final PPAP documentation.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO ARCLIGHT CLEAN TRANSITION CORP.IF PUBLICLY DISCLOSED.

SUBJECT TO FED. R. EVID. 408

EXHIBIT B
Pricing and Production Schedule

Minimum Purchase Commitment and Dedicated Capacity

Combined as Annual Bus Body Volume	2018	2019	2020	2021	2022	Total
100% of dedicated capacity	[***]	[***]	[***]	[***]	[***]	[***]
Min Commitment (buses)	[***]	[***]	[***]	[***]	[***]	[***]

Production Schedule

1.	2017 Production Schedule: is at set forth in the Original Agreement.
2.	2018 Production Schedule:

Estimated 2018 Demand Plan
	2018-01	2018-02	2018-03	2018-04	2018-05	2018-06	2018-07	2018-08	2018-09	2018-10	2018-11	2018-12	Total
35’	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
40’	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.	For subsequent years of the Agreement, the Parties will finalize the production schedule prior to the start of each subsequent calendar year.

2017 Pricing

2017 Pricing shall be as set forth in the Original Agreement.

2018-2022 Pricing

1.	Products will be priced based on the following principles. The price will be adjusted as follows:

Combined 40 & 35 Annual Bus Body Volume	2018	2019	2020	2021	2022	Total
100% of dedicated capacity	[***]	[***]	[***]	[***]	[***]	[***]
75% of dedicated capacity	[***]	[***]	[***]	[***]	[***]	[***]
50% of dedicated capacity	[***]	[***]	[***]	[***]	[***]	[***]
Min Commitment (buses)	[***]	[***]	[***]	[***]	[***]	[***]

40	2018	2019	2020	2021	2022
Materials BOM Labor Hours	[***]	[***]	[***]	[***]	[***]
100% of dedicated capacity – price per bus body	[***]	[***]	[***]	[***]	[***]
75% of dedicated capacity – price per bus body	[***]	[***]	[***]	[***]	[***]
50% of dedicated capacity – price per bus body	[***]	[***]	[***]	[***]	[***]

35	2018	2019	2020	2021	2022
Materials BOM Labor Hours	[***]	[***]	[***]	[***]	[***]
100% of dedicated capacity – price per bus body	[***]	[***]	[***]	[***]	[***]
75% of dedicated capacity – price per bus body	[***]	[***]	[***]	[***]	[***]
50% of dedicated capacity – price per bus body	[***]	[***]	[***]	[***]	[***]

a.	After [***] 35’ bodies have been built, Seller will share the actual BOM consumptions and direct labor costs and the Parties will implement any prospective adjustments to the 35’ ceiling price based on such actual costs.
b.	After [***] 35’ bodies have been built, Seller will share the actual BOM consumptions and direct labor costs and the Parties will implement final, prospective adjustments to the 35’ ceiling price based on such actual costs.

2.	Price Adjustment by Volume

Combined 40 & 35 Annual Bus Body Volume	2018	2019	2020	2021	2022	Total
100% of dedicated capacity	[***]	[***]	[***]	[***]	[***]	[***]
75% of dedicated capacity	[***]	[***]	[***]	[***]	[***]	[***]
50% of dedicated capacity	[***]	[***]	[***]	[***]	[***]	[***]
Min Commitment (buses)	[***]	[***]	[***]	[***]	[***]	[***]

3.	Price Adjustments for Costs; Shared Pain/Gain. Seller shall accrue all savings until the combined labor and BOM inputs result in a price that is lower than the ceiling price. After the combined labor and BOM inputs result in a price that is lower than the ceiling price, then the price will be adjusted on a quarterly basis and shall be implemented as in the table below. The labor input used by Seller shall be $26 per hour.

a.	Cost adjustments. Proterra and TPI will collaborate to reduce costs through new materials/material cost-outs new suppliers, labor reductions etc.

Category	Description	Proterra	TPI
Design Changes	Spec changes that are provided to Seller that do not require (limited or no) Seller engineering support to implement. Build to print changes. Seller would quote and charge Buyer for any engineering, tooling costs to implement, etc. This could also include major projects for which Buyer elects to pay Seller NRE in order to achieve the full piece price cost-down.	[***]	[***]
Joint Cost Out Programs and ECO/Material Cost Out (MCO)	All other cost reduction projects (regardless of who identifies the solution), which include, but are not limited to: value engineering, DFM solutions manufacturing process improvements, materiel savings through changes, substitutions, volume-based pricing and/or alternate suppliers.	[***]	[***]
Note:	All changes need to be reviewed and approved in writing by Buyer.

4.	Price Adjustment by inflation. Inflationary adjustments shall not be applied to the ceiling price unless there is a substantial (i.e., greater than [***] inflationary increase in operating costs (such as direct labor, raw materials). To evaluate inflation, the Parties shall use the CPI-U according to the index in the site http://www.bls.gov/cpi/cpi dr.htm.

5.	Price Adjustment by Buyer for changes in design and quality requirements. Changes to design, Specifications, or quality requirements will result in change of price as set forth in Section 3 of the Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO ARCLIGHT CLEAN TRANSITION CORP.IF PUBLICLY DISCLOSED.

SUBJECT TO FED. R. EVID. 408

Exhibit ‘C’ -Tooling

2018 Manufacturing
	Manufacturer	Bus Length	Current Location	Location	Includes	Fixtures
1	TPI	40’	TPI (RI)	TPI (RI)	Lower, upper, small parts	Complete set
2	TPI	40’	TPI (RI)	TPI (RI)	Lower only
3	TPI	40’	TPI (RI)	TPI (RI)	Lower & Upper	Complete set
4	TPI	40’	MFG (CA)	TPI (Iowa)	Lower & Upper, small parts
5	Janicki	40’	MFG (CA)	TPI (Iowa)
6	Janicki	40’	Janicki (WA)	TPI (Iowa)
1	Janicki	35’	Janicki (WA)	TPI (Iowa)

TPI will provide a warranty for the tooling manufactured by TPl for [***] pulls. ALL OTHER WARRANTIES EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE ARE HEREBY DISCLAIMED.

With respect to the tooling manufactured by Janicki, TPI shall use best efforts to cover the cost of modifications to the tooling. Material factors that could not have been reasonably identified by the tooling evaluation conduction by Seller will be negotiated in good faith by the Parties. Buyer shall arrange for and be responsible for the shipment and delivery of such tooling to the Manufacturing Facility.

Tooling Transfer Timing
Tool	Manufacturer	Location	Transfer Month	TPI Transfer Destination
35’ Plugs	Janicki	Janicki	November 20178	Rhode Island
40’ Production Mold	Janicki	Janicki	December 2017	Iowa
40’ Production Mold	TPI	MFG	December 2017	Iowa
40’ Production Mold	Janicki	MFG	March 2018	Iowa
35’ Production Mold	Janicki	Janicki	May 2018	Iowa

For the avoidance of doubt, TPI shall not be liable for Delay Liquidated Damages if such tooling is delivered late or if there are delays caused by factors that could not have been reasonably identified by the tooling evaluation.

Fixtures

●	Proterra shall purchase additional manual production fixtures, as required to support the Iowa Manufacturing Facility, costs are estimated at [***] for each of the 35’ and 40’ Products.

●	Once the automation plan is confirmed, custom fixtures will be required. Proterra shall purchase such additional custom fixtures, which are estimated to cost between [***] and [***]. TPI has received initial estimates of [***]for the 40’ body, end the assumption is that the cost to support both the 35’ and 40’ bodies will be [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO ARCLIGHT CLEAN TRANSISTION CORP. IF PUBLICLY DISCLOSED.

SUBJECT TO FED. R. EVID. 408

Amendment No. 1 to Amended and Restated Product Supply Agreement

This Amendment No. 1 (the “Amendment”) is entered into by and between Proterra Inc (“Proterra” or “Buyer”) and TPI Inc. (“TPI” or “Seller”) effective December 31, 2018 (the “Amendment Effective Date”), and amends the Amended and Restated Product Supply Agreement entered into by and between Proterra and TPI effective November 3, 2017 (the “Agreement”). Proterra and TPI may be referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

RECITALS

WHEREAS, the Agreement governs TPI’s manufacture and supply of, and Proterra’s purchase of, forty-foot (40’) and thirty five-foot (35’) composite bus bodies in accordance with the technical specifications, pricing, purchase commitment and production schedule set forth therein (collectively, the “Bus Program”);

WHEREAS, the Parties desire to amend the Agreement to add a non-recurring expense (NRE) payable by Proterra to TPI related to the modification of the 35’ bus body design; and

WHEREAS, the Parties also desire to amend, among other things, the Agreement’s price schedule and minimum volume commitments to align with TPI’s current production capacity and costs under the Bus Program.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

AMENDMENTS TO THE AGREEMENT

1.	NRE Payment. Proterra shall make non-recurring engineering (NRE) payments to TPI related to the modification of the 35’ bus body design. These payments will be broken into two phases but are reflective of the [***] for the 35’ bus body program: (i) upon execution of this Amendment, TPI shall submit an invoice to Proterra for [***] to be paid in [***] equal, successive monthly installments of [***] (the “Monthly NRE Payment”); and (ii) starting the week of [***], TPI shall submit a weekly invoice to Proterra for [***] (the “Weekly NRE Payment”) [***] (the “Production Schedule”). Subject to a Force Majeure Event, if TPI fails to meet the Production Schedule for any week(s) during the Weekly NRE Payment’s [***], TPI shall forfeit, and Proterra shall have no payment obligation related to, the Weekly NRE Payment for that week. If TPI meets the Production Schedule every week during the [***], the Weekly NRE Payment will total [***]. Each week under the Production Schedule is distinct such that if TPI meets or exceeds the Production Schedule for a particular week, there will be no impact or carry-over to another week’s production requirements or Weekly NRE Payment. TPI agrees to use best efforts and operate in good faith in this regard, and not hold back shipments in one week if the Production Schedule is in jeopardy in order to secure the requirements for the following week.

2.	Revised Specifications. (i) Part Number [***] referenced in Section 1 of Exhibit ‘A’ of the Agreement is hereby deleted and replaced with the following part numbers: [***] and [***]; and (ii) [***] referenced in Section 2 of Exhibit ‘B’ of the Agreement is hereby deleted and replaced with the following part number: [***] (collectively, the “Revised Specifications”).

CONFIDENTIAL	*Confidential Treatment Requested.

3.	Cost Adjustment to 35’ Bus Body. In Exhibit ‘B’ of the Agreement, Section 1 (a) and (b) of “2018 – 2022 Pricing” stating that TPI may adjust the cost of the 35’ bus body based on bill of material (BOM) consumptions and direct labor costs following TPI’s production of the [***] and [***] 35’ bus body, is hereby deleted and replaced in its entirety as follows:

a. On [***], Seller may adjust the cost of the 35’ bus body to the extent, if any, that Seller is able to substantiate in detail the BOM and direct labor costs in excess of the BOM and direct labor costs used to calculate the [***] “35’ TPI Price Ceilings” set forth in this Exhibit ‘B’s “2018 – 2022 Pricing” table. In no event shall this price adjustment result in a price greater than [***] per 35’ bus body. Further, this price adjustment is subject to TPI (i) identifying all components to the pricing with a costed BOM and (ii) providing the direct labor hours for production, each on a quarterly basis, pursuant to Section 5 of this Agreement. For the avoidance of doubt, the [***] price ceiling in this Subsection 3(a): (i) shall apply to any additional BOM, direct labor costs, or NRE incurred in order to successfully manufacture and produce the 35’ bus body as contemplated by the Revised Specifications; and (ii) shall not apply to any changes submitted by the Buyer under Section 3 of the Agreement after the Amendment Effective Date that modify the 35’ bus body beyond the 35’ bus body contemplated by the Revised Specifications.

b. In accordance with this Exhibit ‘B’s “2018 – 2022 Pricing” table, any cost adjustment to the [***] 35’ bus body price hereunder (i) shall be set at “[***]” and (ii) subject to the same price reductions in [***] and [***]. Example: If the [***] 35’ bus body price is adjusted to [***], (i) the [***] 35’ bus body price at [***] would be [***] and [***], respectively; and (ii) the [***] and [***] 35’ bus body price at “[***]” would be [***] and [***], respectively.

UPDATED – 35’ Not-to-Exceed Reset in 2020	2020	2021	2022
100% of dedicated capacity – price per bus body	[***]	[***]	[***]
75% of dedicated capacity – price per bus body	[***]	[***]	[***]
50% of dedicated capacity – price per bus body	[***]	[***]	[***]

4.	40’ Bus Body Price in 2022. In Exhibit ‘B’ of the Agreement, the “40’ TPI Price Ceilings” table set forth in “2018 – 2022 Pricing” is hereby amended as follows: The [***] 40’ bus body price shall [***].

5.	Minimum Purchase Commitment and Dedicated Capacity. In Exhibit ‘B’ of the Agreement, the “Minimum Purchase Commitment and Dedicated Capacity” section is hereby amended as follows: Proterra’s 2018 Minimum Commitment shall be [***]. Proterra’s 2019 Minimum Commitment shall be [***] bus bodies and Proterra’s 2020 Minimum Commitment shall be [***] bus bodies. For the avoidance of doubt, Proterra’s [***] in the minimum commitment in 2018 and 2019 [***].

6.	Tooling. Exhibit ‘C’ of the Agreement is hereby deleted and replaced in its entirety by Exhibit 2 attached hereto.

7.	Excess Bus Body Inventory. In 2019 – 2020, the Parties anticipate [***] (the “[***] Inventory”). TPI hereby agrees to store [***] Inventory up to [***] at TPI’s Manufacturing Facilities at no cost to Proterra. The inspection and quality testing procedures in Section 4 of the Agreement shall apply without limitation prior to TPI making the [***] Inventory available for shipment. TPI shall bear the risk of loss or damage for the [***] Inventory while stored at TPI’s facility. If Proterra elects to modify the design of the bus bodies while stored as [***] Inventory, Proterra shall be required to submit the modification under Section 3 of the Agreement.

CONFIDENTIAL	*Confidential Treatment Requested.

8.	[***] Payment Term. The payment term for 40’ bus bodies manufactured in TPI’s Rhode Island Manufacturing Facility between [***], shall be net [***] Proterra’s receipt of a correct and valid invoice under Section 4 of the Agreement.

9.	Purchase Orders. In Section 14 of the Agreement, the second sentence is hereby deleted and replaced in its entirety as follows:

For subsequent years, Buyer will issue an annual PO by October 15th to be used for capacity planning in the following year. In regard to [***], however, Buyer will issue the annual PO by [***]. Annual POs are not intended to be produced or invoiced against. Alternatively, Buyer will issue monthly POs, at least [***] prior to the beginning of the applicable monthly period, that define the specific body configuration, price, and quantity to be produced at each applicable Manufacturing Facility for such monthly period.

ARTICLE II

GENERAL

10.	Conflicts. To the extent that this Amendment conflicts with the terms of the Agreement, the terms of this Amendment shall control.

11.	Effect of Amendments. Except as modified or changed herein, all terms and provisions of the Agreement remain in full force and effect and are incorporated herein by reference.

12.	Counterparts. This Amendment may be executed in multiple counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

////

CONFIDENTIAL	*Confidential Treatment Requested.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their authorized representatives as of the dates set forth below, effective as of the Amendment Effective Date.

PROTERRA INC.		TPI INC.

By:	/s/ Nathan Lowstuter	By:	/s/ Steven C. Lockard
Name:	Nathan Lowstuter	Name:	Steven C. Lockard
Title:	VP, Supply Chain	Title:	President & CEO
Date:	1/12/2019	Date:	January 11, 2019

CONFIDENTIAL

Exhibit 1

[***] Manufacturing Facility Production Schedule

[***]

CONFIDENTIAL	*Confidential Treatment Requested.

EXHIBIT 2

TOOLING

[***]

CONFIDENTIAL	*Confidential Treatment Requested.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO ARCLIGHT CLEAN TRANSISTION CORP. IF PUBLICLY DISCLOSED.

SUBJECT TO FED. R. EVID. 408

6.	AMENDMENT NO. 2 TO AMENDED AND RESTATED PRODUCT SUPPLY AGREEMENT

This Amendment No. 2 (“Amendment No. 2”) is entered into by and between Proterra Inc. (“Proterra”) and TPI Inc. (“TPI”) effective October 1, 2019 (the “Amendment No. 2 Effective Date”) and amends the Amended and Restated Product Supply Agreement entered into by and between Proterra and TPI effective November 3, 2017, as amended on by Amendment No. 1 to the Amended and Restated Product Supply Agreement dated December 31, 2018 (“Amendment No. 1”) (collectively the “Agreement”). Proterra and TPI may be referred to herein individually as a “Party’’ and collectively as the “Parties”. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

RECITALS

WHEREAS, the Agreement governs TPl’s manufacture and supply of, and Proterra’s purchase of, forty-foot (40’) and thirty five-foot (35’) composite bus bodies in accordance with the technical specifications, pricing, purchase commitment and production schedule set forth therein (collectively, the “Bus Program”);

WHEREAS, the Parties desire to amend the Agreement to add a non-recurring expense (NRE) payable by Proterra to TPI related to the modification of the 40’ bus body design (the “NRE Payment’’); and

WHEREAS, the Parties also desire to amend the Agreement’s price schedule related to the initial thirty (30) 40’ bus bodies (the “Initial 40’ Bus Bod(ies)”) to align with TPl’s current manufacturing costs of the 40’ bus body under the Bus Program.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO ARCLIGHT CLEAN TRANSISTION CORP. IF PUBLICLY DISCLOSED.

SUBJECT TO FED. R. EVID. 408

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

7.	ARTICLE I

PURCHASE ORDERS

On [***], Proterra issued and TPI accepted (i) Purchase Order No. [***] for [***] related to the NRE Payment (the “NRE PO”) and (ii) the following three purchase orders related to the Initial 40’ Bus Bodies: (a) Purchase Order No. [***] for twelve (12) of the Initial 40’ Bus Bodies; (b) Purchase Order [***] for three (3) of the Initial 40’ Bus Bodies; and (c) Purchase Order No. [***] for fifteen (15) of the Initial 40’ Bus Bodies (collectively, the “Initial 40’ POs”).

The Parties acknowledge and agree that the NRE PO and the Initial 40’ POs shall be governed by the Agreement, as amended by this Amendment No. 2.

8.	AMENDMENTS TO THE AGREEMENT

1.	NRE Payment. Upon execution of this Amendment No. 2, TPI shall submit an invoice to Proterra for the NRE Payment in the amount of [***]. The NRE Payment shall be paid as follows: (i)

[***] payable on [***] and (ii) [***] payable on [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO ARCLIGHT CLEAN TRANSISTION CORP. IF PUBLICLY DISCLOSED.

SUBJECT TO FED. R. EVID. 408

2.	Revised Specifications. Part Number [***] and [***] reference in Section 2 of Amendment No. 1 are hereby deleted and replaced with the following part number: [***] (the “Revised 40’ Specifications”). The parties acknowledge and agree that the Revised 40’ Specification will be used to build the Initial 40’ Bus Bodies and, as of the Amendment No. 2 Effective Date, there are no outstanding Change Orders or other plans to modify the design or build of the 40’ bus bodies. Any such plans or modifications, or NRE related thereto, will require a Change Order as contemplated by the Agreement.

3.	Cost Adjustment to 40’ Bus Body. Notwithstanding anything to the contrary in Exhibit ‘B’ of the Agreement, the price of the Initial 40’ Bus Bodies shall be [***] per bus body. This Amendment No. 2 shall not apply to any 40’ bus bodies other than the Initial 40’ Bus Bodies and the price set forth in the Amendment No. 2 shall not apply to any changes submitted by the Buyer under Section 3 of the Agreement after the Amendment No. 2 Effective Date that modify the Initial 40’ Bus Bodies beyond the bus body contemplated by the Revised 40’ Specifications.

4.	Materials BOM and Labor Hours Disclosure. TPI shall provide Proterra with updated Materials BOM and Labor Hours upon the completion of Initial 40’ Bus Bodies Nos. [***]. Upon completion of Initial Bus Body No. [***], the Parties shall discuss and work in good faith to establish the 40’ bus body price beyond the Initial 40’ Bus Bodies.

ARTICLE II

GENERAL

5.	Conflicts. To the extent that this Amendment conflicts with the terms of the Agreement, the terms of this Amendment shall control.

6.	Effect of Amendments. Except as modified or changed herein, all terms and provision of the Agreement remain in full force and effect and are incorporated herein by reference.

7.	Counterparts. This Amendment may be executed in multiple counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO ARCLIGHT CLEAN TRANSISTION CORP. IF PUBLICLY DISCLOSED.

SUBJECT TO FED. R. EVID. 408

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their authorized representatives as of the dates set forth below, effective as of the Amendment Effective Date.

PROTERRA INC.		TPI INC.

By:	/s/ Nathan Lowstuter	By:	/s/ Steven Lockard
Name:	Nathan Lowstuter	Name:	Steven Lockard
Title:	VP, Supply Chain	Title:	Chief Executive OFficer
Date:	10/9/2019	Date:	October 8, 2019

AMendment No. 3 To AMended And REstated PRoduct SUpply AGreement

This Amendment No. 3 (“Amendment No. 3”) is entered into by and between Proterra Inc (“Proterra”) and TPI, Inc. (“TPI”) effective May 13 , 2020 (the “Amendment No. 3 Effective Date”) and amends the Amended and Restated Product Supply Agreement entered into by and between Proterra and TPI effective November 3, 2017 (the “PSA”), as amended on by Amendment No. 1 to the PSA dated December 31, 2018 (“Amendment No. 1”) and Amendment No. 2 to the PSA dated October 1, 2019 (“Amendment No. 2”) (collectively the “Agreement”). Proterra and TPI may be referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

RECITALS

WHEREAS, the Agreement governs TPI’s manufacture and supply of, and Proterra’s purchase of, forty-foot (40’) and thirty five-foot (35’) composite bus bodies in accordance with the technical specifications, pricing, purchase commitment and production schedule set forth therein (collectively, the “Bus Program”);

WHEREAS, the Parties desire to amend the Agreement to add a non-recurring expense (NRE) payable by Proterra to TPI related to the modification of the bus body design (the “NRE Payment”);

WHEREAS, the Parties desire to amend the Agreement to reflect TPI’s transfer of certain manufacturing processes to its Rhode Island production facility (the “Rhode Island Facility”) following the closure of its Iowa facility, and TPI’s establishment of a production facility located in Mexico (the “Mexico Facility”); and

WHEREAS, the Parties desire to amend the Agreement’s price schedule and minimum volume commitments to align with the current demand, capacity and cost of the Bus Program.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

PURCHASE ORDERS

The following purchase orders were issued prior to the Amendment No. 3 Effective Date, but the Parties acknowledge and agree that they shall be governed by this Amendment No. 3: PO [***]/20-SEP-2019, PO [***]/03-OCT-2019, PO [***]/27-JAN-2020, PO [***]/27-JAN-2020, PO [***]/28-JAN-2020, PO [***]/28-JAN-2020, PO [***]/19-MAR-2020, PO [***]/20-MAR-2020, and PO [***]/20-MAR- 2020.

AMENDMENTS TO THE AGREEMENT

1.	NRE Payment. Proterra shall make non-recurring engineering (NRE) payments to TPI related to the modification of the bus bodies. These payments will be broken into the following three installments but are reflective of the redesign efforts:

i.	[***] paid on or before [***].

ii.	[***] contingent and paid in [***] monthly installments of [***] contingent upon TPI’s timely delivery of bus bodies between [***] as set forth in the [***] Delivery Schedule attached hereto as Exhibit A (the “Delivery Schedule”). If TPI delivers all the bus bodies scheduled during a particular month, TPI shall invoice Proterra for the monthly installment and Proterra shall make payment subject to the Agreement’s payment terms. If TPI fails to deliver all the bus bodies in a month per the Delivery Schedule, Proterra will not owe or otherwise be liable for the respective monthly installment.

iii.	[***] contingent and paid as follows: (i) [***] paid upon TPI’s on time delivery of at least [***] of the 35’ Heron bus bodies scheduled in the mutually agreed production plan to be delivered in [***]; (ii) [***] paid upon TPI’s on time delivery of at least [***] of the 35’ Heron bus bodies scheduled in the mutually agreed production plan to be delivered in [***]; and (iii) [***] paid upon TPI’s on time delivery of at least [***] of the 35’ Heron bus bodies scheduled in the mutually agreed production plan to be delivered in [***]. If TPI satisfies the stated conditions, TPI will invoice and Proterra will pay consistent with the Agreement’s payment term conditions.

2.	Minimum Purchase Commitment and Dedicated Capacity. In Exhibit B of the Agreement, as amended by Section 5 of Amendment No. 1, the “Minimum Purchase Commitment and Dedicated Capacity” section is hereby amended as follows: Proterra’s 2019 Minimum Commitment shall be waived. Proterra’s 2020 Minimum Commitment shall be [***] bus bodies; Proterra’s 2021 Minimum Commitment shall be [***] bus bodies; and Proterra’s 2022 Minimum Commitment shall be [***] bus bodies. For the avoidance of doubt, Proterra’s reduction of the 2020 – 2022 Minimum Commitments shall not trigger any minimum commitment penalties under Section 5 of the Agreement.

3.	Mexico Facility. Except for the mutually agreed to additional tooling and molds reasonably necessary to meet Proterra’s demand, TPI acknowledges and agrees that Proterra will not be responsible for any known or unknown costs required to establish the Mexico Facility, including, without limitation, costs related to transportation, facility set-up, labor, ability to scale, currency fluctuation, or tariffs. If TPI is delayed or unable to launch the Mexico Facility for any reason, TPI shall remain fully responsible to meet Proterra’s production demand at the Rhode Island Facility, or other U.S.-based facility, at the pricing and other terms set forth herein and without any additional compensation from Proterra.

4.	Revised Specifications. The Parties acknowledge and agree that as of the Amendment No. 3 Effective Date, the specifications set forth below shall be used to manufacture the bus bodies and: (x) there are no outstanding Change Orders; and (y) other than three cost-down initiative RFQ’s and one engineering change for floor reinforcements, there are no other plans to modify the design or build of the bus bodies. Any further plans or modifications, or NRE related thereto, will require a Change Order as contemplated by the Agreement.

i.	35’ Road Runner – PO [***]

ii.	40’ Road Runner – PO [***]

iii.	35’ Heron – PO [***]

iv.	40’ Heron – PO [***]

5.	Cost Adjustment to the Bus Program. Notwithstanding anything to the contrary in Exhibit ‘B’ of the Agreement, as amended by Amendment Nos. 1 and 2, the individual bus body price for all production bus bodies manufactured and delivered under the Bus Program shall be as follows:

i.	Q1 2020: [***]

ii.	Q2 2020: [***]

iii.	Q3 – Q4 2020: [***]

iv.	2021: [***]

v.	2022: No later than October 1, 2021, the Parties will in good faith negotiate and agree to in the 2022 price structure based on BOM and labor rates.

6.	Rhode Island Facility.

i.	FTA Bus Bodies. [***]

ii.	FAA Bus Bodies. [***] In 2020, TPI agrees to manufacture [***] 35’ Road Runner FAA Bus Bodies and [***] 40’ Heron FAA Bus Bodies at the pricing set forth in Section 5. The Parties will meet in good faith to establish FAA Bus Body pricing for 2021 – 2022 based on the production plan, including annual volumes, available bus models, tooling strategy, frequency of ordering and bus body pricing, within three (3) months of the Amendment 3 Effective Date.

7.	BOM and Labor Rates. Within ninety (90) days of the Amendment No. 3 Effective Date, the Parties will meet in good faith to update and establish a baseline Materials BOM and Labor Hours.

8.	Force Majeure. In Section 8, the following sentence is hereby added before the last sentence of Section 8:

“The parties hereby acknowledge that while current events related to the COVID-19 outbreak are known, the lasting effects of the outbreak are unforeseeable and shall be considered a Force Majeure Event to the extent that performance of a Party’s obligations under this Agreement becomes materially and adversely affected.”

ARTICLE II

GENERAL

9.	Conflicts. To the extent that this Amendment conflicts with the terms of the Agreement, the terms of this Amendment shall control.

10.	Effect of Amendments. Except as modified or changed herein, all terms and provisions of the Agreement remain in full force and effect and are incorporated herein by reference.

11.	Counterparts. This Amendment may be executed in multiple counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their authorized representatives as of the dates set forth below, effective as of the Amendment Effective Date.

PROTERRA INC.		TPI INC.

By:	/s/ Joshua Ensign	By:	/s/ William E. Siwek
Name:	Joshua Ensign	Name:	William E. Siwek
Title:	Chief Operating Officer	Title:	President
Date:	May 13, 2020	Date:

9.	EXHIBIT A

[***] DELIVERY SCHEDULE

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO ARCLIGHT CLEAN TRANSISTION CORP. IF PUBLICLY DISCLOSED.

SUBJECT TO FED. R. EVID. 408

EXHIBIT [***]